Exhibit 10.3

AMENDMENT TO $350 MILLION AMENDED AND RESTATED PROMISSORY NOTE

This AMENDMENT TO $350 MILLION AMENDED AND RESTATED PROMISSORY NOTE (this “Amendment”) is made as of May 9, 2012 (the “Effective Date”), by and between MANNKIND CORPORATION, a Delaware corporation (“Borrower”), and THE MANN GROUP LLC (“Lender”), each of which is a party to that certain Amended and Restated Promissory Note, dated August 10, 2010, as amended January 16, 2012 (the “Note”).

WHEREAS, Section 12 of the Note provides that any provision of the Note may be amended or waived with the written consent of Lender and Borrower; and

WHEREAS, the parties hereto desire to amend the Note as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT OF SECTION 1 OF THE NOTE. The reference to “March 31, 2013” in Section 1 of the Note is hereby replaced with “July 1, 2013.”

2. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Facsimile and electronic (PDF) signatures shall be as effective as original signatures.

3. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Borrower consents to in personam jurisdiction of the courts in the State of New York sitting in New York County and of the United States District Court of the Southern District of New York for any legal action or proceeding with respect to this Amendment. Borrower, by execution and delivery of this Amendment, hereby irrevocably accepts in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

4. EFFECT OF AMENDMENT. Except as specifically amended by this Amendment, all other terms and conditions of the Note shall remain in full force and effect without modification.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BORROWER:

MANNKIND CORPORATION

By:	/s/ Matthew Pfeffer
Name: Matthew Pfeffer
Title: Chief Financial Officer

LENDER:

THE MANN GROUP LLC

By:	/s/ Alfred E. Mann
Name: Alfred E. Mann
Title: Managing Member

[SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE]